REGISTERED                                                            REGISTERED
                       AMERICAN INTERNATIONAL GROUP, INC.
                    FLOATING RATE MEDIUM-TERM NOTE, SERIES E

   THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

   UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

No.                                                             $

ORIGINAL ISSUE DATE:         INITIAL INTEREST RATE:         MATURITY DATE:


INTEREST RATE BASIS:         INDEX MATURITY:                SPREAD:

/ / LIBOR                                                   SPREAD MULTIPLIER: %
/ / TREASURY RATE
/ / COMMERCIAL PAPER RATE    CALCULATION AGENT:
/ / PRIME RATE
/ / CD RATE
/ / FEDERAL FUNDS RATE


MAXIMUM INTEREST RATE:    %        INTEREST PAYMENT PERIOD: (MONTHLY, QUARTERLY,
                                                      SEMI-ANNUALLY OR ANNUALLY)

MINIMUM INTEREST RATE:    %          INTEREST RATE RESET PERIOD: (DAILY, WEEKLY,
                       MONTHLY, QUARTERLY, SEMI-ANNUALLY, ANNUALLY OR OTHERWISE)


INTEREST RESET DATES:

INTEREST PAYMENT DATES:

    AMERICAN INTERNATIONAL GROUP, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of
                                                                         DOLLARS

on the Maturity Date shown above, and to pay interest thereon from the Original Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, at a rate per annum equal to the Initial Interest Rate shown above until the first Interest Reset Date specified above and thereafter at a rate determined in accordance with the provisions on the reverse hereof under the heading "Determination of LIBOR", "Determination of Treasury Rate", "Determination of Commercial Paper Rate", "Determination of CD Rate", "Determination of Prime Rate" or "Determination of Federal Funds Rate", depending upon whether the Interest Rate Basis is LIBOR, Treasury Rate, Commercial Paper Rate, CD Rate, Prime Rate or Federal Funds Rate, as indicated by the marked box above, until the principal hereof is paid or duly made available for payment. The Company will pay interest monthly, quarterly, semi-annually or annually as shown above under "Interest Payment Period", commencing with the Interest Payment Date next succeeding the Original Issue Date shown above, and ending on the Maturity Date; provided, however, that if the Original Issue Date is after a Regular Record Date (as herein defined) and prior to the related Interest Payment Date, interest payments will commence on the Interest Payment Date following the next succeeding Regular Record Date. Except as provided above and in the Indenture referred to on the reverse hereof, monthly interest payments will be made on the third Wednesday of each month, quarterly interest payments will be made on the third Wednesday of March, June, September and December, semi-annual interest payments will be made on the third Wednesday of the two months set forth above and annual interest payments will be made on the third Wednesday of the month set forth above. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the fifteenth day (whether or not a Business Day) immediately preceding such Interest Payment Date. Any such interest which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date, will cease to be payable to the registered Holder on such Regular Record Date, and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to the Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
   Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register.
   Interest on this Note is payable to the extent permitted by law as herein provided.
   Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
   Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
   IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                              AMERICAN INTERNATIONAL GROUP, INC.

DATED:                                        By

   TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                  THE BANK OF NEW YORK                                                                          Chairman
                              as Trustee
                                                             Attest
By
                        Authorized Signatory                                                                   Secretary

                       AMERICAN INTERNATIONAL GROUP, INC.
                    FLOATING RATE MEDIUM-TERM NOTE, SERIES E

   This Note is one of a duly authorized issue of securities of the Company, issued and to be issued in one or more series under an Indenture, dated as of July 15, 1989 (herein called the "Indenture"), between the Company and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof (herein called the "Notes"), which is limited in aggregate principal amount to $747,000,000.

   The rate of interest on this Note will be reset daily, weekly, monthly, quarterly, semi-annually, annually or otherwise, as specified on the face hereof under Interest Rate Reset Period (each date upon which interest is so reset as provided below being hereinafter referred to as an "Interest Reset Date"). Unless otherwise specified on the face hereof, the Interest Reset Date with respect to this Note will be as follows: if the Interest Rate Reset Period specified on the face hereof is daily, each Market Day; if the Interest Rate Reset Period specified on the face hereof is weekly (for Notes using an Interest Rate Basis, as specified on the face hereof, other than the Treasury Rate), Wednesday of each week; if the Interest Rate Reset Period specified on the face hereof is weekly and the Interest Rate Basis specified on the face hereof is the Treasury Rate, except as otherwise provided below, the Tuesday of each week; if the Interest Rate Reset Period specified on the face hereof is monthly, the third Wednesday of each month; if the Interest Rate Reset Period specified on the face hereof is quarterly, the third Wednesday of each March, June, September and December; if the Interest Rate Reset Period specified on the face hereof is semi-annually, the third Wednesday of each of the two months specified on the face hereof; and if the Interest Rate Reset Period specified on the face hereof is annually, the third Wednesday of the month specified on the face hereof; provided, however, that (i) the interest rate in effect from the date of issue to the first Interest Reset Date will be the Initial Interest Rate specified on the face hereof and (ii) except as otherwise specified on the face hereof, if the Interest Rate Reset Period on the face hereof is daily or weekly, the interest rate in effect for each day following the second Market Day prior to an Interest Payment Date to, but excluding, such Interest Payment Date, and for each day following the second Market Day prior to the maturity date, shall be the rate in effect on such second Market Day. If, pursuant to the preceding sentence, any Interest Reset Date would otherwise be a day that is not a Market Day with respect to this Note, the Interest Reset Date shall be the next succeeding day that is a Market Day with respect to this Note, except that, unless otherwise specified on the face hereof, if the Interest Rate Basis specified on the face hereof is LIBOR and the next succeeding Market Day falls in the next succeeding calendar month, such Interest Reset Date shall be the immediately preceding Market Day.

   Subject to applicable provisions of law and except as specified herein, on each Interest Reset Date, the rate of interest on this Note shall be the rate determined in accordance with the provisions of the applicable heading below.

   "Business Day" means each Monday, Tuesday, Wednesday, Thursday, and Friday which is not a day on which banking institutions in the applicable location are authorized or obligated by law or executive order to close.

   "Market Day" means (a) any Business Day in The City of New York and (b) if the Interest Rate Basis specified on the face hereof is LIBOR, any Business Day on which dealings in deposits in U.S. dollars are transacted in the London Interbank market.

   DETERMINATION OF LIBOR. If the Interest Rate Basis is LIBOR, as indicated on the face hereof, said Interest Rate shall be calculated by the Calculation Agent and shall be adjusted so as to equal the percentage, if any, (i) specified as the Spread on the face hereof, added to or subtracted from, as so specified, or
(ii) specified as the Spread Multiplier on the face hereof, multiplied by, (a) the offered rate for deposits in U.S. dollars having the Index Maturity shown on the face hereof commencing on the second Market Day immediately following the second Market Day immediately preceding such Interest Reset Date (the "LIBOR Interest Determination Date") which appears on Page 3750 on the Dow Jones Telerate Service (or such other page as may replace Page 3750 on that service for the purpose of displaying London interbank offered rates of major banks) ("Telerate Page 3750") as of 11:00 A.M., London time, on such LIBOR Interest Determination Date; (b) that if such offered rate does not so appear on Telerate Page 3750, the Calculation Agent shall request the principal London office of each of four major banks in the London interbank market to provide a quotation of the rate at which such bank offered to prime banks in the London interbank market at approximately 11:00 A.M., London time, on such LIBOR Interest Determination Date, deposits in U.S. dollars having the Index Maturity specified on the face hereof commencing on the second Market Day immediately following such LIBOR Interest Determination Date and in a principal amount equal to an amount not less than U.S. $1,000,000 that is representative for a single transaction in such market at such time, and if at least two such quotations are obtained, the arithmetic mean of such quotations; (c) if fewer than two quotations are provided, the arithmetic mean of the rates quoted at approximately 11:00 A.M., New York City time, on such LIBOR Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent, for loans in U.S. dollars to leading European banks, having the Index Maturity specified on the face hereof commencing as aforesaid and in a principal amount as aforesaid; or (d) if the three banks selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate (adjusted as aforesaid) will be the rate in effect on such LIBOR Interest Determination Date.

   DETERMINATION OF TREASURY RATE. If the Interest Rate Basis is Treasury Rate, as indicated on the face hereof, said Interest Rate shall be adjusted so as to equal the percentage, if any, (i) specified as the Spread on the face hereof, added to or subtracted from, as so specified, or (ii) specified as the Spread Multiplier on the face hereof, multiplied by, (a) the rate for the most recent auction of direct obligations of the United States ("Treasury bills") having the Index Maturity shown on the face hereof as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication of the Board of Governors of the Federal Reserve System ("H.15(519)"), under the heading "U.S. Government Securities/Treasury Bills/Auction Average (Investment)" on the Treasury Interest Determination Date; (b) if not so published by 9:00 A.M., New York City time, on the relevant Calculation Date, the auction average rate (expressed as a bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) for such auction as otherwise announced by the United States Department of the Treasury; (c) in the event that the results of the auction of Treasury bills having the Index Maturity shown on the face hereof are not published or reported as provided above by 3:00 P.M., New York City time, on such Calculation Date or if no such auction is held during such week, then the rate set forth in H.15 (519) for the relevant Treasury Interest Determination Date for the specified Index Maturity under the heading "U.S. Government Securities/Treasury Bills/Secondary Market"; (d) in the event such rate is not so published by 3:00 P.M., New York City time, on the Calculation Date, the rate shall be calculated by the Calculation Agent and shall be a yield to maturity (expressed as bond equivalent, on the basis of a year of 365 or 366 days, as applicable, and applied on a daily basis) of the arithmetic mean of the secondary market bid rates, as of approximately 3:30 P.M., New York City time, on such Treasury Interest Determination Date, of three primary United States government securities dealers in The City of New York selected by the Calculation Agent for the issue of Treasury bills with a remaining maturity closest to the Index Maturity shown on the face hereof; (e) if the dealers selected as aforesaid by the Calculation Agent are not quoting as mentioned in this sentence, the rate will be the rate in effect on such Treasury Interest Determination Date.

   "Treasury Interest Determination Date" is the day of the week in which an Interest Reset Date falls on which Treasury bills would normally be auctioned. If, as the result of a legal holiday, an auction is held on a Friday, such Friday will be the Treasury Interest Determination Date pertaining to the Interest Reset Date occurring in the next succeeding week. If an auction date shall fall on any Interest Reset Date, the Interest Reset Date shall instead be the first Market Day immediately following such auction date.

   DETERMINATION OF COMMERCIAL PAPER RATE. If the Interest Rate Basis is Commercial Paper Rate, as indicated on the face hereof, said Interest Rate shall be adjusted so as to equal the percentage, if any, (i) specified as the Spread on the face hereof, added to or subtracted from, as so specified, or (ii) specified as the Spread Multiplier on the face hereof, multiplied by, (a) the Money Market Yield (as defined herein) on the first Market Day immediately preceding such Interest Reset Date (the "Commercial Paper Interest Determination Date") of the rate for commercial paper having the Index Maturity shown on the face hereof, (i) as published by the Board of Governors of the Federal Reserve System in "Statistical Release H.15(519), Selected Interest Rates", or any successor publication of the Board of Governors of the Federal Reserve System, under the heading "Commercial Paper", or (ii) if such rate is not published prior to 9:00 A.M., New York City time, on the relevant Calculation Date, as published by the Federal Reserve Bank of New York in its daily statistical release, "Composite 3:30 P.M. Quotations for U.S. Government Securities" or any successor publication published by the Federal Reserve Bank of New York ("Composite Quotations") under the heading "Commercial Paper"; (b) if neither of such rates is published on or prior to 3:30 P.M., New York City time, on such Calculation Date, the Money Market Yield of the arithmetic mean of the offered rates, as of 11:00 A.M., New York City time, on such Commercial Paper Interest Determination Date of three leading dealers of commercial paper in The City of New York selected by the Calculation Agent for commercial paper having the Index Maturity shown on the face hereof placed for an industrial issuer whose bond rating is "AA", or the equivalent, from a nationally recognized statistical rating agency; or (c) if such dealers are not quoting as mentioned in this sentence, the rate in effect on such Commercial Paper Interest Determination Date.

   "Money Market Yield" shall be the yield (expressed as a percentage) calculated in accordance with the following formula:

                                                                    D x 360
                                             Money Market Yield =             x 100
                                                                  360--(DxM)

where "D" refers to the per annum rate for commercial paper quoted on a bank discount basis and expressed as a decimal; and "M" refers to the actual number of days in the period from the Interest Reset Date to but excluding the day that numerically corresponds to such Interest Reset Date (or, if there is not any such numerically corresponding day, the last day) in the calendar month that is the number of months corresponding to the Index Maturity after the month in which such Interest Reset Date falls.

   DETERMINATION OF CD RATE. If the Interest Rate Basis is the CD Rate, as indicated on the face hereof, said Interest Rate shall be adjusted so as to equal the percentage, if any, (i) specified as the Spread on the face hereof, added to or subtracted from, as so specified, or (ii) specified as the Spread Multiplier on the face hereof, multiplied by, (a) the rate for negotiable certificates of deposit having the Index Maturity shown on the face hereof (i) as published in H.15(519) under the heading "CDs (Secondary Market)" on the second Market Day immediately preceding such Interest Reset Date (the "CD Rate Interest Determination Date") or, (ii) if not so published by 9:00 A.M., New York City time, on the Calculation Date, as published in Composite Quotations under the heading "Certificates of Deposit"; (b) if neither of such rates is published on or prior to 3:00 P.M., New York City time, on such Calculation Date, the arithmetic mean of the secondary market offered rates, as of 10:00 A.M., New York City time, on such CD Rate Interest Determination Date, of three leading nonbank dealers of negotiable U.S. dollar certificates of deposit in The City of New York selected by the Calculation Agent for negotiable certificates of deposit of major United States money market banks with a remaining maturity closest to the Index Maturity specified on the face hereof and in a denomination of U.S. $5,000,000; or (c) if fewer than three dealers selected as aforesaid by the Calculation Agent are quoting, the rate in effect on such CD Rate Interest Determination Date.

   DETERMINATION OF PRIME RATE. If the Interest Rate Basis is the Prime Rate, as indicated on the face hereof, said Interest Rate shall be adjusted so as to equal the percentage, if any, (i) specified as the Spread on the face hereof, added to or subtracted from, as so specified, or (ii) specified as the Spread Multiplier on the face hereof, multiplied by, (a) the rate set forth in H.15(519) under the heading "Bank Prime Loan" on the first Business Day immediately preceding such Interest Reset Date (the "Prime Rate Interest Determination Date"); (b) if not so published by 9:00 A.M., New York City time, on the Calculation Date, the arithmetic mean of the rates of interest publicly announced by each bank that appears on the display designated as page "USPRIME1" on the Reuters Monitor Money Rates Service (or such other page as may replace the USPRIME1 page on that service for the purpose of displaying prime rates or base lending rates of major United States banks) ("Reuters Screen USPRIME1 Page") as such bank's prime rate or base lending rate as in effect for such Prime Rate Interest Determination Date as quoted on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date; (c) if fewer than four such rates appear on the Reuters Screen USPRIME1 Page on such Prime Rate Interest Determination Date, the arithmetic mean of the prime rates or base lending rates (quoted on the basis of the actual number of days in the year divided by a 360-day year) as of the close of business on such Prime Rate Interest Determination Date by three major banks in The City of New York selected by the Calculation Agent; or (d) if fewer than three banks selected as aforesaid by the Calculation Agent are quoting, the rate in effect on such Prime Rate Interest Determination Date.

   DETERMINATION OF FEDERAL FUNDS RATE. If the Interest Rate Basis is the Federal Fund Rate, as indicated on the face hereof, said Interest Rate shall be adjusted so as to equal the percentage, if any (i) specified as the Spread on the face hereof, added to or subtracted from, as so specified, or (ii) specified as the Spread Multiplier on the face hereof, multiplied by, (a) the rate for Federal Funds (i) as published in H.15(519) under the heading "Federal Funds (Effective)" on the first Market Day immediately preceding such Interest Reset Date (the "Federal Funds Interest Determination Date") or, (ii) if such rate is not published on or prior to 9:00 A.M., New York City time, on the relevant Calculation Date, as published in Composite Quotations under the heading, "Federal Funds/Effective Rate"; (b) if neither of such rates is published on or prior to 3:00 P.M., New York City time, on such Calculation Date, the arithmetic mean of the rates, as of 9:00 A.M., New York City time, on such Federal Funds Interest Determination Date, for the last transaction in overnight Federal Funds arranged by three leading brokers of Federal Funds transactions in The City of New York selected by the Calculation Agent; or (c) if fewer than three brokers selected as aforesaid by the Calculation Agent are quoting, the rate in effect on such Federal Funds Interest Determination Date.

   The "Calculation Date" pertaining to any LIBOR Interest Determination Date, Commercial Paper Interest Determination Date, Prime Rate Interest Determination Date, Treasury Interest Determination Date, CD Interest Determination Date or Federal Funds Interest Determination Date, as the case may be, shall be the tenth calendar day after such Interest Determination Date or, if any such day is not a Market Day, the next succeeding Market Day.

   The Calculation Agent's determination of the interest rate on this Note will be final and binding in the absence of manifest error.

   All percentages resulting from any calculation with respect to this Note will be rounded upwards, if necessary, to the next higher one hundred-thousandth of a percentage point (e.g., 9.876541% (or .09876541) being rounded to 9.87655% (or
 .0987655)), and all U.S. dollar amounts used in or resulting from such calculations will be rounded to the nearest cent (with one-half cent being rounded upwards).

   Notwithstanding the foregoing, the interest rate hereon shall not be greater than the Maximum Interest Rate, if any, or less than the Minimum Interest Rate, if any, shown on the face hereof, and, in any event, the interest rate hereon shall not be higher than the maximum rate permitted by New York law as the same may be modified by United States law of general application.

   Accrued Interest hereon from the Original Issue Date or from the last date to which interest hereon has been paid, as the case may be, shall be an amount calculated by multiplying the face amount hereof by an accrued interest factor. Such accrued interest factor shall be computed by adding the interest factors calculated for each day from the Original Issue Date or from the last date to which interest shall have been paid, as the case may be, to but excluding the date for which accrued interest is being calculated. The interest factor (expressed as a decimal) for each such day shall be computed by dividing the interest rate (expressed as a decimal) applicable to such day by 360, in the case of Notes with a LIBOR, Prime Rate, Federal Funds Rate, CD Rate or Commercial Paper Interest Rate Basis, or by the actual number of days in the year, in the case of Notes with a Treasury Rate Interest Rate Basis.

   If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.

   As set forth in, and subject to, the provisions of the Indenture, no Holder of this Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest of this Note on or after the respective due date expressed herein.

   The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of 66 2/3% in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.

   No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest (if any) on this Note at the times, place and rate, and in the coin or currency, herein prescribed.

   As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest (if any) on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes of authorized denominations and for the same aggregate principal amount will be issued to the designated transferee or transferees.

   The Notes are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination, as requested by the Holder surrendering the same.

   No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

   Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

   All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                      ------------------------------------

                                 ABBREVIATIONS

   The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM --       as tenants in common               UNIF GIFT MIN ACT --             Custodian
   TEN ENT  --      as tenants by the entireties                            -----------           -----------
   JT TEN   --      as joint tenants with right of                          (Cust)                (Minor)
                    survivorship and not as                                 Under Uniform Gift to Minors
                    tenants in common                                       Act
                                                                                -----------------------------
                                                                                           (State)

                        Additional abbreviations may also be used though not in the above list.
                                        ------------------------------------
                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

- --------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:  __________________________

_______________________________________________________________________________

                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.


REGISTERED                                                            REGISTERED

                       AMERICAN INTERNATIONAL GROUP, INC.
                     FIXED RATE MEDIUM-TERM NOTE, SERIES E

   THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.

   UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITARY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE COMPANY OR ITS AGENT FOR REGISTRATION OR TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

NO.                                                   $

   ORIGINAL ISSUE DATE:            INTEREST RATE:                 MATURITY DATE:


   AMERICAN INTERNATIONAL GROUP, INC., a corporation duly organized and existing under the laws of Delaware (herein called the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), for value received, hereby promises to pay to or registered assigns, the principal sum of

                                                                         DOLLARS

on the Maturity Date shown above, and to pay interest thereon from the Original
Issue Date shown above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi-annually on December 1 and June 1 in each year, commencing on the first Interest Payment Date succeeding the Original Issue Date of this Note (unless the Original Issue Date shown above is after November 15 and on or before the immediately following December 1 or after May 15 and on or before the immediately following June 1, in which case interest payments will commence on the next succeeding Interest Payment Date), at the rate shown above, until the principal hereof is paid or made available for payment. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in such Indenture, be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on the Regular Record Date for such interest, which shall be the November 15 or May 15 (whether or not a Business Day), as the case may be, next preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Note (or one or more Predecessor Notes) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Notes not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Notes may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.
   Payment of the principal of (and premium, if any) and interest on this Note will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security
Register.
   Reference is hereby made to the further provisions of this Note set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
   Unless the certificate of authentication hereof has been executed by the Trustee referred to on the reverse hereof, by manual signature, this Note shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.
   IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed under its corporate seal.

                                                 AMERICAN INTERNATIONAL GROUP,
                                                 INC.
 DATED:                                          By

    TRUSTEE'S CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.


                  THE BANK OF NEW YORK                                                                          Chairman
                              as Trustee
                                                             Attest
            By
                        Authorized Signatory                                                                   Secretary

                       AMERICAN INTERNATIONAL GROUP, INC.
                     FIXED RATE MEDIUM-TERM NOTE, SERIES E

   This Note is one of a duly authorized series of securities of the Company, issued and to be issued in one or more series under an Indenture dated as of July 15, 1989 (herein called the "Indenture"), between the Company and The Bank of New York, as Trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Notes and the terms upon which the Notes are, and are to be, authenticated and delivered. This Note is one of the series designated on the face hereof (herein called the "Notes"), which is limited in aggregate principal amount to $747,000,000.
   If an Event of Default with respect to Notes shall occur and be continuing, the principal of the Notes may be declared due and payable in the manner and with the effect provided in the Indenture.
   The Indenture contains provisions for defeasance at any time of (i) the entire indebtedness of this Note or (ii) certain covenants with respect to this Note, in each case upon compliance with certain conditions set forth therein.
   As set forth in, and subject to, the provisions of the Indenture, no Holder of this Note will have any right to institute any proceeding with respect to the Indenture or for any remedy thereunder, unless such Holder shall have previously given to the Trustee written notice of a continuing Event of Default, the Holders of not less than 25% in principal amount of the Outstanding Securities shall have made written request, and offered reasonable indemnity, to the Trustee to institute such proceeding as trustee, and the Trustee shall not have received from the Holders of a majority in principal amount of the Outstanding Securities a direction inconsistent with such request and shall have failed to institute such proceeding within 60 days; provided, however, that such limitations do not apply to a suit instituted by the Holder hereof for the enforcement of payment of the principal of (and premium, if any) or any interest on this Note on or after the respective due date expressed herein.
   The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Notes of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of not less than 66 2/3% in principal amount of the Notes at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Notes of each series at the time Outstanding, on behalf of the Holders of all Notes of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Note shall be conclusive and binding upon such Holder and upon all future Holders of this Note and of any Note issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Note.
   No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of (and premium, if any) and interest (if any) on this Note at the times, place and rate, and in the coin or currency, herein prescribed.
   As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Note is registrable in the Security Register, upon surrender of this Note for registration of transfer at the office or agency of the Company in any place where the principal of (and premium, if any) and interest (if any) on this Note are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Notes, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.
   The Notes are issuable only in registered form without coupons in denominations of $100,000 and integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Notes are exchangeable for a like aggregate principal amount of Notes of a different authorized denomination as requested by the Holder surrendering the same.
   No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
   Prior to due presentment of this Note for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Note is registered as the owner hereof for all purposes, whether or not this Note is overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
   All terms used in this Note which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                      ------------------------------------

                                 ABBREVIATIONS

   The following abbreviations, when used in the inscription on the face of this instrument, shall be construed as though they were written out in full according to applicable laws or regulations:

   TEN COM --       as tenants in common               UNIF GIFT MIN ACT --             Custodian
   TEN ENT  --      as tenants by the entireties                            -----------           -----------
   JT TEN   --      as joint tenants with right of                          (Cust)                (Minor)
                    survivorship and not as                                 Under Uniform Gift to Minors
                    tenants in common                                       Act
                                                                                -----------------------------
                                                                                           (State)

                        Additional abbreviations may also be used though not in the above list.
                                        ------------------------------------
                  FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto



    PLEASE INSERT SOCIAL SECURITY OR OTHER
        IDENTIFYING NUMBER OF ASSIGNEE


- ------------------------------------------

- --------------------------------------------------------------------------------
PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

- --------------------------------------------------------------------------------
the within Note and all rights thereunder, hereby irrevocably constituting and appointing

_______________________________________________________________________ attorney to transfer said Note on the books of the Company, with full power of substitution in the premises.

Dated:  __________________________

_______________________________________________________________________________

                                     NOTICE: The signature to this assignment must correspond with the name as written upon the face of the within instrument in every particular, without alteration or enlargement or any change whatever.
